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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                October 20, 2000



                             Wal-Mart Stores, Inc.
                             ---------------------
             (Exact name of registrant as specified in its charter)



       Delaware                    001-06991              71-0415188
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   (State or other            (Commission File Number)      (IRS Employer
    Jurisdiction of                                      Identification No.)
    Incorporation)


                              702 S.W. 8th Street
                          Bentonville, Arkansas  72716
                          ----------------------------
              (Address of principal executive offices)  (Zip code)



              Registrant's telephone number, including area code:
                                 (501) 273-4000
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Item 5.   Other Events.

          Wal-Mart Stores, Inc. (the "Company") periodically communicates with its shareholders and other members of the investment community about our operations. We do so both through press releases and through telecommunications. Those communications (the "Periodic Communications"), which are available to all interested persons, regularly include:

     . a weekly pre-recorded telephone call available at (501) 273-8446 every Monday except the week of periodic monthly sales calls. In the weekly call, we will provide information concerning our prior week's sales and the current estimate of our monthly and/or quarterly sales and possible updates on earnings expectations;

     . a monthly press release made available on the Thursday following the end of the sales period in accordance with the reporting schedule as listed in the investor relations section of the Company's website at www.walmartstores.com. That press release will disclose our sales for the prior sales period and our fiscal year to date and generally provides other information relating to those sales;

     . a monthly pre-recorded telephone call available at (501) 273-8446 on the date of the monthly press release in which we provide information concerning our prior month's sales, fiscal year to date sales, information relating to those sales, the current estimate of our quarterly sales and possible updates on earnings expectations;

     . the Annual Analysts' Meeting, all or a portion of which will be made available via a live webcast;

     . the Annual Shareholders' Meeting and subsequent Analysts' Meeting, all or a portion of which will be made available via a live webcast;

     . a quarterly press release that discloses our sales and earnings for the prior quarter and our fiscal year to date and generally provides other information relating to those sales and earnings and our operating results; and

     . a quarterly pre-recorded telephone call available at a phone number disclosed in a quarterly press release that will be released before the day of the event, in which we discuss our sales and earnings for the preceding quarter and our fiscal year to date, information relating to those sales and earnings and expectations for upcoming quarters.

          In addition to our Periodic Communications, we may have conference calls or other communications, such as webcasts, in which we will disclose developments in the Company's business and operations (the "Additional Communications"). We will have

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these Additional Communications if and as events warrant that type of additional communication with our shareholders and other members of the investment community and we deem the communication to be appropriate.

          We are aware of the obligations we will have when Regulation FD, which was adopted by the Securities and Exchange Commission under the Securities Act of 1933, as amended, becomes effective on October 23, 2000. To ensure compliance with Regulation FD, we have adopted the following measures, which we intend to be in place by no later than October 23, 2000:

     . We will make each quarterly sales press release and each quarterly earnings press release prior to conducting any telephone calls or other communications with our shareholders, securities analysts and other interested persons to discuss our sales, earnings or other matters disclosed in those press releases.

     . In any instance in which we will have an Additional Communication that will contain material and non-public information about us and our operations, we will issue a press release regarding the subject matter of the Additional Communication prior to the Additional Communication occurring. In that press release, we will state the date and time of that Additional Communication and describe how shareholders and other interested persons can obtain access to the Additional Communication.

     . We will make quarterly analysts' telephone calls and Additional Communications widely available to our shareholders and other members of the investment community through telephonic means, through webcasts or through both media.

     .    We will publish on our website (http://www.walmartstores.com/) the
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          dates of our quarterly press releases and pre-recorded, listen-only conference calls to discuss quarterly sales and earnings and information about how shareholders and other interested persons can obtain access to those releases and communications.

     . We will use a widely circulated wire service to make all of our press releases relating to matters of concern to the investment community, including our shareholders.

     . We will publish on our website our press releases relating to matters of concern to the investment community, including our shareholders.

     . We will publish in the manner described above the dates and information about accessing any of the communications and meetings described above as soon as practicable after that information becomes available to us.

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     .    Where practicable, we intend to release all press releases and make all telephone calls available prior to the start of trading on the New York Stock Exchange on the dates and in the manner described above.

          We may change the foregoing procedures from time to time. We will announce any material change in the procedures prior to making the change.

          Some or all of the information provided in our press releases, Periodic Communications, Additional Communications and meetings with analysts may not be material information concerning the Company or its operations. The fact that we disclose information through or in any communication does not, in and of itself, mean that we have determined that the information provided is material to the Company or its operations. No shareholder, securities analyst, potential investor in our stock or other member of the investment community should assume that our disclosure of information in any communication means that we have determined that the information is material to the Company or its operations.

Forward-Looking Statements Or Information. Any of the press releases, telephone calls, webcasts or other sources of information we described or mentioned above may include statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements may address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), expansion and other development trends of industry segments in which we are active, business strategy, expansion and growth of our business and operations and other matters. Statements of that kind are forward-looking statements. Although we will base the expectations expressed in forward-looking statements on assumptions that we will think are reasonable within the bounds of our knowledge of our business, a number of factors could cause actual results to differ materially from those expressed in any forward-looking statements, whether oral or written, that we make or that are made on our behalf. We have previously identified many of these factors in filings or statements we have made by or that have been made on our behalf. All phases of our operations are subject to influences outside our control. Any one, or a combination, of these factors could materially affect the results of our operations. These factors include: the cost of goods, competitive pressures, inflation, consumer debt levels, currency exchange fluctuations, trade restrictions, changes in tariff and freight rates, Year 2000 issues, unemployment levels, interest rate fluctuations and other capital market and economic conditions. Forward-looking statements that we make or that are made on our behalf are based on knowledge of our business and the environment in which we operate, but because of the factors listed above and other similar factors, actual results may differ from the results stated in the forward-looking statements. Consequently, all of the forward-looking statements made are qualified by these and other cautionary statements, and we cannot assure you that the actual results or developments that we anticipate will be realized or, even if substantially realized, will have the expected consequences to or effects on us or our business or operations.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   Dated:  October 20, 2000

                             WAL-MART STORES, INC.

                             By: /s/ Thomas M. Schoewe
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                                 Name:  Thomas M. Schoewe
                                 Title: Executive Vice President
                                        and Chief Financial Officer

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